SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 31, 1997

                     MEADOWBROOK REHABILITATION GROUP, INC.


             (Exact name of registrant as specified in its charter)

     Delaware                    0-19726                         94-3022377
  ---------------            ---------------                ---------------
  (State or other            (Commission File             (I.R.S.  Employer
  jurisdiction of                Number)             Identification Number)
  incorporation)

          2200 Powell Street,  Suite 800,  Emeryville,  CA           94608
          ------------------------------------------------       ----------
             (Address of principal  executive  offices)          (zip code)


               Registrant's telephone number, including area code:
                                 (510) 420-0900

Item 2.  Acquisition or Disposition of Assets

     On March 31, 1997, Meadowbrook Rehabilitation Group, Inc., a Delaware Corporation (the "Company"), sold the business and assets of Meadowbrook Rehabilitation Group of Georgia, Inc. (the "Subsidiary"), a wholly owned subsidiary of the Company, to Restore Rehabilitation Group, Inc. The Company also sold all of the outstanding stock of the Subsidiary in a separate transaction with the same purchaser. The Subsidiary operated a neurobehavioral program in leased space within a 294 bed acute care hospital in Atlanta, Georgia. The Subsidiary also operated a subacute rehabilitation program in a dedicated hospital based unit in Lithia Springs, Georgia, under a management agreement. Finally, the Subsidiary operated a post-acute rehabilitation program located in a facility owned by the Subsidiary in Decatur, Georgia.

     The Company received $1,250,000 for the sale of the business and assets of the Subsidiary. The Company received $50,000 for the sale of all of the outstanding stock of the Subsidiary. The selling price for the stock, business and assets of the Subsidiary was determined based on arms-length negotiations between the parties. There was no material relationship between the purchaser and the Company or any of the Company's affiliates, any director or officer of the Company or any associate of any such director or officer, although the Company notes that a minority shareholder in the purchaser was formerly the principal day-to-day manager of the Subsidiary's operations for the Company.

Item  7.      Financial Statements and Exhibits.


         (b) Pro Forma financial information required pursuant to Article 11 of Regulation S-X.

              The following Pro Forma financial statements are included following the signature page to this Form 8-K:

              Introduction to the Pro Forma Condensed Consolidated financial information.

              Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996, (unaudited).

              Pro Forma Condensed Consolidated Statements of Income for the twelve months ended June 30, 1996 and for the six months ended December 31, 1996, (unaudited).

              Notes to Pro Forma Condensed Consolidated financial information (unaudited).

         (c)  Exhibits:

              Exhibit 2.0 Agreement of Purchase and Sale, dated March 17, 1997, between Restore Rehabilitation Group, Inc., Meadowbrook Rehabilitation Group, Inc., and Meadowbrook Rehabilitation Group of Georgia, Inc. The Agreement references all exhibits attached to such Agreement of Purchase and Sale, but omits copies of such exhibits. Upon request, the
                            Registrant agrees to furnish supplementally to the Commission a copy of any omitted exhibit.

     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 14, 1997.

                                          MEADOWBROOK REHABILITATION
                                          GROUP, INC.


                                          By:   /s/ Harvey Wm. Glasser, M.D.
                                          _____________________________________
                                                  Harvey Wm. Glasser, M.D.
                                          President and Chief Executive Officer

Item 7(b) Meadowbrook Rehabilitation Group, Inc. reflecting the sale of Meadowbrook Rehabilitation Group of Georgia, Inc.
                  Introduction to unaudited Pro Forma Consolidated Financial information.

                  The following pages present the unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 1996, and the unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the twelve months ended June 30, 1996 and the six months ended December 31, 1996. The Pro Forma Condensed Consolidated Balance Sheet was prepared assuming that the Company's disposition of Meadowbrook Rehabilitation Group of Georgia, Inc. took place on the last day of each period, and the Pro Forma Condensed Consolidated Statements of Income were prepared assuming that the disposition took place as of the beginning of the twelve months ended June 30, 1996 and at the beginning of the six months ended December 31, 1996, respectively.

                  The unaudited financial information furnished herein reflects all adjustments for the twelve months ended June 30, 1996 and the six months ended December 31, 1996, respectively, consisting only of normal recurring adjustments which, in the opinion of management, are necessary to fairly state the Company's financial position and the results of its operations for the periods presented.

                  The unaudited pro forma financial information does not purport to present the consolidated financial position and consolidated results of operations of the Company had the Company's disposition of Meadowbrook Rehabilitation Group of Georgia, Inc. actually occurred on the dates indicated; nor does it purport to be indicative of results that will be attained in the future.

                  The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the Company's Form 10-K for the fiscal year ended June 30, 1996.


                                       MEADOWBROOK REHABILITATION GROUP, INC. AND SUBSIDIARIES

                                           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                     As of December 31,
                                                         --------------------------------------------------------------------------

                                                                                       Pro Forma
                                                          Pre-Disposition              Adjustments                 Post-Disposition
                                                            Meadowbrook                 (Note 2)                      Meadowbrook
                                                                           ---------------------------------
                                                              1996             Debit               Credit        Ref      1996
                                                           -------------   -------------       -------------    ----  -------------
CURRENT ASSETS:
   Cash and cash equivalents                             $  2,979,105          1,300,000                         (A)   $  4,279,105
   Net Patient accounts receivable                          5,023,483                                                     5,023,483
   Due from intermediaries                                    222,844                                                       222,844
   Prepaid expenses and other assets                        1,228,868                                 2,416      (A)      1,226,452
                                                           -------------                                              -------------

      Total current assets                                  9,454,300                                                    10,751,884
                                                           -------------                                              -------------
PROPERTY AND EQUIPMENT, (net)                               2,130,047                               746,392      (A)      1,383,655

GOODWILL AND INTANGIBLE ASSETS                              1,837,029                                                     1,837,029
                                                           -------------                                              -------------
         TOTAL ASSETS                                    $ 13,421,376                                                  $ 13,972,568
                                                           =============                                              =============

CURRENT LIABILITIES:                                        3,981,163             21,150             50,000      (A)      4,010,013

LONG-TERM LIABILITIES                                         481,305              9,377                         (A)        471,928
                                                           -------------                                              -------------

      Total Liabilities                                     4,462,468                                                     4,481,941
                                                           -------------                                              -------------
MINORITY INTEREST                                                   0                                                             0

STOCKHOLDERS' EQUITY
   Common Stock                                                19,302                                                        19,302
   Paid-in capital                                         17,908,122                                                    17,908,122
   Retained earnings (deficit)                             (8,968,516)                              531,719      (A)    (8,436,797)
                                                           -------------                                              -------------

      Total stockholders' equity                            8,958,908                                                     9,490,627
                                                           -------------    -------------      -------------          -------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 13,421,376       $  1,330,527       $  1,330,527            $ 13,972,568
                                                         ==============     =============      =============           ============


                                       MEADOWBROOK REHABILITATION GROUP, INC. AND SUBSIDIARIES

                                        PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME



                                                                         Year Ended June 30
                                                   ----------------------------------------------------------------------
                                                                             Pro Forma
                                                   Pre-Disposition          Adjustments                 Post-Acquisition
                                                     Meadowbrook              (Note 2)                      Meadowbrook
                                                       1996            Debit         Credit      Ref           1996
                                                   ---------------   ----------    -----------  ----      -------------
OPERATING REVENUES:
   Net patient revenues                              $23,622,560     $6,068,071     $184,000    (A,B)      $17,738,489
                                                   ---------------                                        -------------
      Net operating revenues                          23,622,560                                            17,738,489

OPERATING EXPENSES:
   Salaries and employee benefits                     15,189,173                   4,204,456    (A,C)       10,984,717
   Other operating expenses                            9,108,509                   1,847,827    (A,C)        7,260,682
                                                   --------------                                        --------------
      Total operating expenses                        24,297,682                                            18,245,399
                                                   --------------                                        --------------

      Income (loss) from operations                     (675,122)                                             (506,910)
                                                   --------------                                        --------------

OTHER (INCOME) EXPENSE:
   Gain on sale of assets                                      0                                                     0
   Interest (income) expense                            (113,834)                     65,000    (D)           (178,834)
                                                   --------------                                        --------------

      Net other (income) expense                        (113,834)                                             (178,834)

      Income  (loss) before income taxes                (561,288)                                             (328,076)

INCOME TAX PROVISION (BENEFIT)                                 0                                                     0
                                                   --------------                                        --------------

     NET INCOME (LOSS) BEFORE MINORITY INTEREST         (561,288)                                             (328,076)

MINORITY INTEREST                                         29,016                                                29,016
                                                   --------------    ----------    -----------           -------------

     NET INCOME (LOSS)                                  (590,304)     6,068,071    6,301,283                  (357,092)
                                                   ==============    ==========   ============           =============
NET INCOME (LOSS) PER SHARE (primary and fully diluted)   ($0.31)                                               ($0.18)

WEIGHTED AVERAGE COMMON AND COMMON
   EQUIVALENT SHARES OUTSTANDING                       1,930,349                                             1,930,349
                                                   ==============                                        ==============




                                       MEADOWBROOK REHABILITATION GROUP, INC. AND SUBSIDIARIES

                                        PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME



                                                                                 Six Months Ended December 31
                                                            -----------------------------------------------------------------------
                                                                                       Pro Forma
                                                            Pre-Acquisition           Adjustments                  Post-Acquisition
                                                             Meadowbrook               (Note 2)                        Combined
                                                                1996            Debit         Credit        Ref           1996
                                                           ---------------   ----------    -----------      ---      --------------
OPERATING REVENUES:
   Net patient revenues                                     $11,504,711      $3,213,452       $92,000       (A,B)      $8,383,259
                                                            --------------                                           --------------
      Net operating revenues                                 11,504,711                                                 8,383,259

OPERATING EXPENSES:
   Salaries and employee benefits                             8,101,472                     2,227,233       (A,C)       5,874,239
   Other operating expenses                                   4,589,414                       867,101       (A,C)       3,722,313
                                                           --------------                                            --------------
      Total operating expenses                               12,690,886                                                 9,596,552
                                                           --------------                                            --------------

      Income (loss) from operations                          (1,186,175)                                               (1,213,293)
                                                           --------------                                            --------------

OTHER (INCOME) EXPENSE:
   Gain on sale of assets                                       (45,857)                                                  (45,857)
   Interest (income) expense                                    (29,588)                       32,500       (D)           (62,088)
                                                           --------------                                            --------------

      Net other (income) expense                                (75,445)                                                 (107,945)

      Income  (loss) before income taxes                     (1,110,730)                                               (1,105,348)

INCOME TAX PROVISION (BENEFIT)                                        0                                                         0
                                                           --------------                                            --------------

     NET INCOME (LOSS) BEFORE MINORITY INTEREST              (1,110,730)                                               (1,105,348)

MINORITY INTEREST                                                     0                                                         0
                                                           --------------    ----------    -----------              ---------------

     NET INCOME (LOSS)                                       (1,110,730)      3,213,452     3,218,834                  (1,105,348)
                                                           ==============    ==========    ===========              ===============
NET INCOME (LOSS) PER SHARE (primary and fully diluted)          ($0.58)                                                   ($0.57)

WEIGHTED AVERAGE COMMON AND COMMON
   EQUIVALENT SHARES OUTSTANDING                              1,930,244                                                 1,930,244
                                                           ==============                                           ===============





                     Meadowbrook Rehabilitation Group, Inc.
    Reflecting the Sale of Meadowbrook Rehabilitation Group of Georgia, Inc.

         Notes to Pro Forma Condensed Consolidated Financial Information

1. The amounts reflected in these notes are based on estimates which are subject to change. The following pro forma adjustments were made to the December 31, 1996 Condensed Consolidated Balance Sheet to reflect the sale of Meadowbrook Rehabilitation Group of Georgia, Inc. for cash.

         (A) To record the sale of certain assets and the stock of Meadowbrook Rehabilitation Group of Georgia, Inc.

2. The following pro forma adjustments were made to the Condensed Consolidated Statements of Income for the twelve months ended June 30, 1996 and the six months ended December 31, 1996.

         (A)      Elimination   of  all  operating   revenue  and  expenses  for
                  Meadowbrook Rehabilitation Group of Georgia, Inc.

         (B) Increased revenue due to increased Medicare reimbursement based on higher overall Medicare utilization.

         (C) Reduction of Corporate office salaries and wages and operating expenses.

         (D) Increase in Meadowbrook Rehabilitation Group, Inc.'s interest income due to higher cash balances.
